Exhibit 10.3

SECOND AMENDMENT AGREEMENT

This SECOND AMENDMENT AGREEMENT (this “Amendment”) is made as of the 16th day of March, 2007 among:

(a)                                 CINTAS CORPORATION NO. 2, a Nevada corporation (“Borrower”);

(b)                                 the Lenders, as defined in the Credit Agreement, as hereinafter defined;

(c)                                  KEYBANK NATIONAL ASSOCIATION, as joint lead arranger and administrative agent for the Lenders under the Credit Agreement (“Agent”);

(d)                                 J.P. MORGAN SECURITIES INC. (successor by merger to Banc One Capital Markets, Inc.), as joint lead arranger under the Credit Agreement;

(e)                                  JPMORGAN CHASE BANK, N.A. (successor by merger to Bank One, N.A.), as syndication agent under the Credit Agreement;

(f)                                   FIFTH THIRD BANK, as co-documentation agent under the Credit Agreement;

(g)                                  US BANK NATIONAL ASSOCIATION, as co-documentation agent under the Credit Agreement; and

(h)                                 THE BANK OF TOKYO-MITSUBISHI UFJ, LTD. (formerly known as The Bank of Tokyo-Mitsubishi, Ltd.), as co-documentation agent under the Credit Agreement.

WHEREAS, Borrower, Agent and the Lenders are parties to that certain Credit Agreement, dated as of May 28, 2004, that provides, among other things, for loans and letters of credit aggregating Four Hundred Million Dollars ($400,000,000), all upon certain terms and conditions (as amended and as the same may from time to time be further amended, restated or otherwise modified, the “Credit Agreement”);

WHEREAS, Borrower, Agent and the Lenders desire to amend the Credit Agreement to modify certain provisions thereof and add certain provisions thereto;

WHEREAS, each capitalized term used herein and defined in the Credit Agreement, but not otherwise defined herein, shall have the meaning given such term in the Credit Agreement; and

WHEREAS, unless otherwise specifically provided herein, the provisions of the Credit Agreement revised herein are amended effective as of the date of this Amendment;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein and for other valuable consideration, Borrower, Agent and the Lenders agree as follows:

1.                                      Amendment to Definitions.  Article I of the Credit Agreement is hereby amended to delete the definitions of “Commitment Increase Period”, “Maximum Commitment Amount” and “Total Commitment Amount” therefrom and to insert in place thereof, respectively, the following:

“Commitment Increase Period” shall mean the period from the Closing Date to (a) the earlier of (i) the date that is thirty (30) days prior to the last day of the Commitment Period, and (ii) the date that the Total Commitment Amount is reduced to less than Two Hundred Million Dollars ($200,000,000) pursuant to Section 2.9(a) hereof; or (b) such later date as shall be agreed to in writing by Agent.

“Maximum Commitment Amount” shall mean Six Hundred Million Dollars ($600,000,000).

“Total Commitment Amount” shall mean (a) for any date prior to the First Amendment Effective Date, the Closing Commitment Amount, and (b) on the First Amendment Effective Date and thereafter, Four Hundred Million Dollars ($400,000,000), as such amount may be increased up to the Maximum Commitment Amount pursuant to Section 2.9(b) hereof, or decreased pursuant to Section 2.9(a) hereof.

2.                                      Amendment to Modification of Commitment Provisions.  Section 2.9 of the Credit Agreement is hereby amended to delete subsections (a) and (b) therefrom and to insert in place thereof, respectively, the following:

(a)                                 Optional Reduction of Commitment.  Borrower may at any time and from time to time reduce in whole or ratably in part the Total Commitment Amount to an amount not less than the then existing Revolving Credit Exposure, by giving Agent not fewer than three Business Days’ written notice of such reduction, provided that (i) any such partial reduction shall be in an aggregate amount, for all of the Lenders, of not less than Five Million Dollars ($5,000,000), increased by increments of One Million Dollars ($1,000,000), (ii) there shall be no more than two such reductions during any calendar year, and (iii) any such reduction that reduces the Total Commitment Amount to less than Two Hundred Million Dollars ($200,000,000) shall constitute a permanent reduction of the Total Commitment Amount and shall be effective during the remainder of the Commitment Period.  Agent shall promptly notify each Lender of the date of each such reduction and such Lender’s proportionate share thereof.  After each such reduction, the facility fees payable hereunder shall be calculated upon the Total Commitment Amount as so reduced.  If Borrower reduces in whole the Commitment, on the effective date of such reduction (Borrower having prepaid in full the unpaid principal balance, if any, of the Loans, together with all interest and facility, utilization and other fees accrued and unpaid, and provided that no Letter of Credit Exposure or Swing Line Exposure shall exist), all of the Notes shall be delivered to Agent marked “Canceled” and Agent shall redeliver such Notes to Borrower.  Any partial reduction in the Total Commitment Amount shall be effective during the remainder of the Commitment Period (provided that the Total Commitment Amount may thereafter be increased during the Commitment Increase Period pursuant to Section 2.9(b) hereof).

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(b)                                 Increase in Commitment.  At any time during the Commitment Increase Period, Borrower may request that Agent increase the Total Commitment Amount up to an amount that shall not exceed the Maximum Commitment Amount.  Each such increase shall be in an amount of at least Ten Million Dollars ($10,000,000), increased by increments of One Million Dollars ($1,000,000), and may be made by either (i) proportionally increasing, for one or more Lenders, with their prior written consent, their respective Revolving Credit Commitments, or (ii) including one or more Additional Lenders, each with a new Revolving Credit Commitment, as a party to this Agreement (collectively, the “Additional Commitment”).  During the Commitment Increase Period, the Lenders agree that Agent, in its sole discretion, may permit one or more Additional Commitments upon satisfaction of the following requirements: (A) each Additional Lender, if any, shall be an Eligible Transferee and shall execute an Additional Lender Assumption Agreement, (B) Agent shall provide to Borrower and each Lender a revised Schedule 1 to this Agreement, including revised Commitment Percentages for each of the Lenders, if appropriate, at least three Business Days prior to the effectiveness of such Additional Commitments (each an “Additional Lender Assumption Effective Date”), and (C) Borrower shall execute and deliver to Agent and the Lenders such replacement or additional Revolving Credit Notes as shall be required by Agent (and requested by the Lenders).  The Lenders hereby authorize Agent to execute each Additional Lender Assumption Agreement on behalf of the Lenders.  On each Additional Lender Assumption Effective Date, the Lenders shall make adjustments among themselves with respect to the Revolving Loans then outstanding and amounts of principal, interest, facility fees, utilization fees and other amounts paid or payable with respect thereto as shall be necessary, in the opinion of Agent, in order to reallocate among such Lenders such outstanding amounts, based on the revised Commitment Percentages and to otherwise carry out fully the intent and terms of this Section 2.9(b).  Borrower shall not request any increase in the Commitment pursuant to this Section 2.9(b) if a Default or an Event of Default shall then exist, or immediately after giving effect to any such increase would exist.

3.                                      Closing Items.  Concurrently with the execution of this Amendment, Borrower shall:

(a)                                 cause each Guarantor of Payment to execute the attached Acknowledgement and Agreement; and

(b)                                 pay all legal fees and expenses of Agent in connection with this Amendment.

4.                                      Representations and Warranties.  Borrower hereby represents and warrants to Agent and the Lenders that (a) Borrower has the legal power and authority to execute and deliver this Amendment; (b) the officers executing this Amendment have been duly authorized to execute and deliver the same and bind Borrower with respect to the provisions hereof; (c) the execution and delivery hereof by Borrower and the performance and observance by Borrower of the provisions hereof do not violate or conflict with the organizational agreements of Borrower

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or any law applicable to Borrower or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against Borrower; (d) no Default or Event of Default exists under the Credit Agreement, nor will any occur immediately after the execution and delivery of this Amendment or by the performance or observance of any provision hereof; (e) Borrower is not aware of any claim or offset against, or defense or counterclaim to, Borrower’s obligations or liabilities under the Credit Agreement or any Related Writing; and (f) this Amendment constitutes a valid and binding obligation of Borrower in every respect, enforceable in accordance with its terms, except as enforcement may be limited by bankruptcy or insolvency laws or similar laws affecting the rights of creditors generally or by general principles of equity.

5.                                      References to Credit Agreement.  Each reference that is made in the Credit Agreement or any Related Writing shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as herein otherwise specifically provided, all terms and provisions of the Credit Agreement are confirmed and ratified and shall remain in full force and effect and be unaffected hereby. This Amendment is a Related Writing.

6.                                      Waiver.  Borrower, by signing below, hereby waives and releases Agent and each of the Lenders, and their respective directors, officers, employees, attorneys, affiliates and subsidiaries, from any and all claims, offsets, defenses and counterclaims of which Borrower is aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

7.                                      Counterparts.  This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

8.                                      Headings.  The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

9.                                      Severability.  Any term or provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the term or provision so held to be invalid or unenforceable.

10.                               Governing Law.  The rights and obligations of all parties hereto shall be governed by the laws of the State of Ohio, without regard to principles of conflicts of laws.

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JURY TRIAL WAIVER.  BORROWER, THE LENDERS AND AGENT, TO THE EXTENT PERMITTED BY LAW, EACH HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG BORROWER, THE LENDERS AND AGENT, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first set forth above.

CINTAS CORPORATION NO. 2

By:
William C. Gale
Senior Vice President and Chief Financial Officer

KEYBANK NATIONAL ASSOCIATION, as Agent and as a Lender

By:
Name:
Title:

J.P. MORGAN SECURITIES INC., as Joint Lead Arranger

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as Syndication Agent and as a Lender

By:
Name:
Title:

Signature Page

FIFTH THIRD BANK, as Co-Documentation Agent and as a Lender

By:
Name:
Title:

US BANK NATIONAL ASSOCIATION, as Co-Documentation Agent and as a Lender

By:
Name:
Title:

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as Co-Documentation Agent and as a Lender

By:
Name:
Title:

PNC BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

THE NORTHERN TRUST COMPANY

By:
Name:
Title:

Signature Page

WELLS FARGO BANK NATIONAL ASSOCIATION

By:
Name:
Title:

By:
Name:
Title:

NATIONAL CITY BANK

By:
Name:
Title:

Signature Page

ACKNOWLEDGMENT AND AGREEMENT

The undersigned consent and agree to and acknowledge the terms of the foregoing Second Amendment Agreement dated as of March 16, 2007.  The undersigned further agree that the obligations of the undersigned pursuant to the Guaranty of Payment executed by the undersigned shall remain in full force and effect and be unaffected hereby.

The undersigned hereby waive and release Agent and the Lenders and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of which the undersigned are aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

JURY TRIAL WAIVER.  THE UNDERSIGNED, TO THE EXTENT PERMITTED BY LAW, HEREBY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG BORROWERS, AGENT, THE LENDERS AND THE UNDERSIGNED, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

CINTAS CORPORATION	CINTAS CORPORATION NO. 3

By:	By:
Name:	Name:
Title:	Title:

CINTAS CORP. NO. 8, INC.	CINTAS — RUS, L.P.
By: Cintas Corp. No. 8, Inc., its general partner
By:
Name:	By:
Title:	Name:
Title:

CINTAS CORP. NO. 15, INC.	XPECT FIRST AID CORPORATION

By:	By:
Name:	Name:
Title:	Title:

Signature Page

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CINTAS FIRST AID HOLDINGS CORPORATION	AMERICAN FIRST AID COMPANY

By:	By:
Name:	Name:
Title:	Title:

RESPOND INDUSTRIES, INCORPORATED	AFFIRMED MEDICAL, INC.

By:	By:
Name:	Name:
Title:	Title:

LLT, INC.

By:
Name:
Title:

Signature Page

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